Exhibit 10.1

FIRST AMENDMENT

FIRST AMENDMENT, dated as of February 14, 2008 (this “Amendment”), to the Credit Agreement, dated as of June 8, 2006 (the “Credit Agreement”), among MSC INDUSTRIAL DIRECT CO., INC., a New York corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), BANK OF AMERICA, N.A., HSBC BANK USA, NATIONAL ASSOCIATION and SOVEREIGN BANK, as co-documentation agents, CITIBANK, N.A., as syndication agent, and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises, the parties hereto hereby agree as follows:

AMENDMENTS
A. Defined Terms.  Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein.

B. Amendment to Section 3.1(c).  Section 3.1(c) of the Credit Agreement is hereby amended by deleting from such section the following:  “$150,000,000” and substituting in lieu thereof the following:  “$225,000,000”.

MISCELLANEOUS
C. Conditions to Effectiveness of Amendment.  This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of a counterpart hereof duly executed and delivered by the Borrower, the Administrative Agent and the Required Lenders.

D. Representations and Warranties.  The Borrower represents and warrants to each Lender that as of the effective date of this Amendment: (a) this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms constitutes, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); (b) the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date); and (c) no Default or Event of Default has occurred and is continuing as of the date hereof.

E. Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

F. Continuing Effect; No Other Amendments.  Except to the extent the Credit Agreement is expressly amended hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. This Amendment shall constitute a Loan Document.

G. Payment of Expenses.  The Borrower agrees to pay and reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred to date in connection with this Amendment and the other Loan Documents, including, without limitation, the reasonable fees and disbursements of legal counsel to the Administrative Agent.

H. GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

            MSC INDUSTRIAL DIRECT CO., INC.

            By: ___________________________________
                  Name:
                  Title:

            JPMORGAN CHASE BANK, N.A., as
            Administrative Agent and as a Lender

            By:___________________________________
                 Name:
                 Title:

            CITIBANK, N.A., as Syndication Agent and as a Lender

            By:___________________________________
                  Name:
              Title:

            BANK OF AMERICA, N.A., as Co-Documentation
            Agent and as a Lender

            By:___________________________________
            Name:
            Title:

            HSBC BANK USA, NATIONAL ASSOCIATION,
                    as Co-Documentation Agent and as a Lender

            By:___________________________________
             Name:
             Title:

            SOVEREIGN BANK, as Co-Documentation Agent
            and as a Lender

            By:___________________________________
            Name:
            Title:

            NORTH FORK BANK
            A DIVISION OF CAPITAL ONE, N.A.,
            as a Lender

            By: __________________________________
                   Name:
                   Title: